UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 24, 2023

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
                                        Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

NXP Semiconductors N.V. (the "Company") announced the results of its 2023 annual general meeting of shareholders held on May 24, 2023.

The Annual General Meeting of Shareholders voted upon the following resolutions:

1.    Adoption of the 2022 statutory annual accounts

For	Against	Abstain	Broker Non-Votes
213,579,547	94,768	200,988	17,681,398

2.    Discharge the members of the Company’s Board of Directors (the “Board”) for their responsibilities in the financial year ended December 31, 2022

For	Against	Abstain	Broker Non-Votes
230,710,185	604,252	242,264	—

3a.    Re-appointment of Mr. Kurt Sievers as executive director with effect from May 24, 2023

For	Against	Abstain	Broker Non-Votes
213,390,826	378,925	105,552	17,681,398

3b.    Re-appointment of Ms. Annette Clayton as non-executive director with effect from May 24, 2023

For	Against	Abstain	Broker Non-Votes
207,954,427	5,780,632	140,244	17,681,398

3c.    Re-appointment of Mr. Anthony Foxx as non-executive director with effect from May 24, 2023

For	Against	Abstain	Broker Non-Votes
211,238,021	2,468,873	168,409	17,681,398

3d.    Re-appointment of Mr. Chunyuan Gu as non-executive director with effect from May 24, 2023

For	Against	Abstain	Broker Non-Votes
213,445,409	266,847	163,047	17,681,398

3e.    Re-appointment of Ms. Lena Olving as non-executive director with effect from May 24, 2023

For	Against	Abstain	Broker Non-Votes
212,472,869	1,259,778	142,656	17,681,398

3f.    Re-appointment of Ms. Julie Southern as non-executive director with effect from May 24, 2023

For	Against	Abstain	Broker Non-Votes
208,065,647	5,664,607	145,049	17,681,398

3g.    Re-appointment of Ms. Jasmin Staiblin as non-executive director with effect from May 24, 2023

For	Against	Abstain	Broker Non-Votes
213,306,047	425,136	144,120	17,681,398

3h.    Re-appointment of Mr. Gregory L. Summe as non-executive director with effect from May 24, 2023

For	Against	Abstain	Broker Non-Votes
199,694,878	14,023,465	156,960	17,681,398

3i.    Re-appointment of Mr. Karl-Henrik Sundström as non-executive director with effect from May 24, 2023

For	Against	Abstain	Broker Non-Votes
195,945,764	17,812,906	116,633	17,681,398

3j.    Appointment of Moshe Gavrielov as non-executive director with effect from May 24, 2023

For	Against	Abstain	Broker Non-Votes
213,473,666	236,276	165,361	17,681,398
4.    Authorization of the Board to issue ordinary shares of the Company (“ordinary shares”) and grant rights to acquire ordinary shares

For	Against	Abstain	Broker Non-Votes
230,410,006	999,608	147,087	—

5.    Authorization of the Board to restrict or exclude pre-emption rights accruing in connection with an issue of shares or grant of rights

For	Against	Abstain	Broker Non-Votes
228,519,661	2,867,772	169,268	—

6.    Authorization of the Board to repurchase ordinary shares

For	Against	Abstain	Broker Non-Votes
230,510,083	590,035	456,583	—

7.    Authorization of the Board to cancel ordinary shares held or to be acquired by the Company

For	Against	Abstain	Broker Non-Votes
231,303,994	150,889	101,818	—
8.    Re-appointment of Ernst & Young Accountants LLP as independent auditor of the Company for the fiscal year ending December 31, 2023

For	Against	Abstain	Broker Non-Votes
231,298,372	120,566	137,763	—
9.    Approval on a non-binding, advisory basis of the compensation of our Named Executive Officers

For	Against	Abstain	Broker Non-Votes
202,105,341	10,985,785	784,177	17,681,398

Item 8.01 Other Events.

On May 25, 2023, the Board approved the payment of an interim dividend of $1.014 per ordinary share for the second quarter of 2022. The interim dividend will be paid on July 6, 2023 to shareholders of record as of June 14, 2023.

A copy of the Company's press release announcing the dividend payment is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated May 25, 2023 entitled: “NXP Semiconductors Announces Quarterly Dividend”.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

By: /s/ Timothy Shelhamer
Name: Timothy Shelhamer
Title: VP and Chief Corporate Counsel
Date: May 25, 2023